UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 28, 2004

Life Time Fitness, Inc.

(Exact name of Registrant as specified in its charter)

Minnesota	001-32230	41-1689746

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6442 City West Parkway
Eden Prairie, Minnesota		55344
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(952) 947-0000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Press Release

Item 2.02. Results of Operations and Financial Condition.

     On October 28, 2004, Life Time Fitness, Inc. (the “Company”) reported its financial results for its fiscal quarter ended September 30, 2004. See the Company’s press release dated October 28, 2004, which is furnished as Exhibit 99 and incorporated by reference in this Current Report on Form 8-K.

     In addition to the information in the press release under the heading “Non-GAAP Financial Measures,” the Company provides the following additional information about the Company’s use of EBITDA. The Company believes EBITDA is useful to an investor in evaluating the Company’s operating performance and liquidity because:

•	it is a widely accepted financial indicator of a company’s ability to service its debt and the Company is required to comply with certain covenants and borrowing limitations that are based on variations of EBITDA in certain of the Company’s financing documents;

•	it is widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, and to present a meaningful measure of corporate performance exclusive of the Company’s capital structure and the method by which assets were acquired; and

•	it helps investors to more meaningfully evaluate and compare the results of the Company’s operations from period to period by removing from the Company’s operating results the impact of its capital structure, primarily interest expense from the Company’s outstanding debt, and asset base, primarily depreciation and amortization of the Company’s properties.

     The Company’s management uses EBITDA:

•	as a measurement of operating performance because it assists the Company in comparing its performance on a consistent basis, as it removes from the Company’s operating results the impact of the Company’s capital structure, which includes interest expense from the Company’s outstanding debt, and the Company’s asset base, which includes depreciation and amortization of the Company’s properties;

•	in presentations to the members of the Company’s board of directors to enable the board to have the same consistent measurement basis of operating performance used by management; and

•	as the basis for incentive bonuses paid to selected members of senior and center-level management.

Item 9.01. Financial Statements and Exhibits.

     The following Exhibit is being furnished herewith:

99	Press Release dated October 28, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIFE TIME FITNESS, INC.
Date: October 28, 2004	By /s/ Michael R. Robinson
Michael R. Robinson
Executive Vice President and Chief Financial Officer

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